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                                                                 Exhibit 10(iii)

                                FOURTH AMENDMENT
                                       TO
                           THE NORTHERN TRUST COMPANY
                         EMPLOYEE STOCK OWNERSHIP TRUST

     THIS AGREEMENT is made as of the 11th day of February 2003 by and between THE NORTHERN TRUST COMPANY, an Illinois banking corporation in Chicago, Illinois (the "Company"), and U.S. TRUST COMPANY, N.A., as trustee (the "Trustee").

     WHEREAS, on January 2, 1998, the Trustee became successor trustee under the NORTHERN TRUST COMPANY EMPLOYEE STOCK OWNERSHIP TRUST agreement dated the 26th day of January, 1988; and

     WHEREAS, the Company and the Trustee desire to amend the Trust pursuant to
Section 7.1 to clarify previously agreed-upon revisions.

     NOW, THEREFORE, the sections of the Trust set forth below are hereby amended as follows, but all other sections of the Trust shall remain in full force and effect:

1. The third sentence of Section 4.3(a) is amended in its entirety to read as follows:

          "Upon timely receipt of such directions, the Trustee shall on each such matter vote as directed the number of shares (including fractional shares) of Company Stock allocated to such Participant's (or Beneficiary's) Account, and the Trustee shall have no discretion in such matter, except to the extent such directions are contrary to ERISA."

2.   The following sentence is hereby added after the revised third sentence of
Section 4.3(a):

          "A Participant (or Beneficiary) shall be a named fiduciary under ERISA to the extent of the Participant's (or Beneficiary's) authority to vote Company Stock allocated to the Participant's (or Beneficiary's) Account."

3. The following sentence is hereby added after the second sentence of Section 4.3(b)(ii):

          "A Participant (or Beneficiary) shall be a named fiduciary under ERISA to the extent of the Participant's (or Beneficiary's) authority to tender or exchange Company Stock allocated to the Participant's (or Beneficiary's) Account."

     IN WITNESS WHEREOF, the Company and the Trustee have caused this Amendment to be executive and their respective corporate seals to be affixed and attested by their respective corporate officers on the day first written above.

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                                         THE NORTHERN TRUST COMPANY

                                         By:      /s/ Martin J. Joyce, Jr.
                                             -----------------------------------

                                         Its:  Senior Vice President - Human
                                             -----------------------------------
                                               Resources
                                             -----------------------------------

ATTEST:


     /s/ Victoria Antoni
-----------------------------------
Its: Assistant Secretary

                                         U.S. TRUST COMPANY OF CALIFORNIA, N.A.


                                         By:      /s/ Dennis M. Kunisaki
                                             -----------------------------------

                                         Its:     Senior Vice President
                                              ----------------------------------

ATTEST:


     Barbara Esau
-----------------------------------
Its: Assistant Vice President

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